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                                                                    EXHIBIT 10.2



                           PERFORMANCE UNITS AGREEMENT
                           ---------------------------

                  Developers Diversified Realty Corporation, an Ohio corporation (the "Company"), has granted to Scott A. Wolstein (the "Grantee"), 15,000 units (the "Performance Units") the value of which will be determined by the performance of the Company's Common Shares, without par value (the "Common Shares"). The Performance Units have been granted pursuant to the Developers Diversified Realty Corporation Equity-Based Award Plan (the "Plan") and are subject to all provisions of the Plan, which are hereby incorporated herein by reference, and to the following provisions of this Agreement (capitalized terms not defined herein are used as defined in the Plan):

                  Section 1. CONVERSION OF PERFORMANCE UNITS. The Performance Units will be converted to a number of Common Shares based on Annualized Total Shareholder Return (as defined below) from the period beginning January 1, 1996 and ending December 31, 2000 (the "Measurement Period") as indicated below:

          Annualized Total                                 Common Shares
         Shareholder Return                                   Awarded
         ------------------                                --------------
               10%                                              15,000
               11%                                              20,000
               12%                                              25,000
               13%                                              35,000
               14%                                              45,000
               15%                                              55,000
               16%                                              75,000
               18%                                             100,000

                  Annualized Total Shareholder Return will be measured by assuming a hypothetical investment of $100 in the Common Shares on the first day of the Measurement Period (the "Initial Investment") and calculating the value of that investment as of the last day of the Measurement Period, assuming dividends paid on the Common Shares are reinvested into additional Common Shares (the "Total Return"); the difference between the Total Return and the Initial Investment will be divided by the Initial Investment and the resulting number further divided by the number of years in the Measurement Period (five) to determine the Annualized Total Shareholder Return. For example, if the Total Return is $170 the Annualized Total Shareholder Return is:

                           (170-100)/100=70%
                                    70/5=14%

                  Section 2. TRANSFERABILITY. Prior to the end of the Measurement Period, the Performance Units will not be transferable by the Grantee other than by will or by the laws of descent and distribution. Thereafter, the Performance Units will be transferable by the Grantee subject to the relevant restrictions on transfer included in this Agreement and the Plan.
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                  Section 3. TERMINATION OF EMPLOYMENT. If the Grantee's
employment by the Company or any subsidiary or Affiliate terminates prior to the end of the Determination Period, Annualized Shareholder Return will be calculated, as set forth above, for the period beginning January 1, 1996 and ending the December 31 immediately preceding the date employment terminates (the "Termination Date"). Grantee will be entitled to a pro rata portion of Common Shares set forth in the table above (20% of the aggregate amount to be awarded for each completed fiscal year prior to the Termination Date).

                                           DEVELOPERS DIVERSIFIED REALTY
                                            CORPORATION

DATE OF GRANT:

         __________, 1996                  By:________________________________
                                                    James A. Schoff, Executive
                                                      Vice President and Chief
                                                      Operating Officer


                             ACCEPTANCE OF AGREEMENT
                             -----------------------

                  The Grantee hereby: (a) acknowledges that he has received a copy of the Plan and a copy of the Company's most recent Annual Report and other communications routinely distributed to the Company's shareholders; (b) accepts this Agreement and the Performance Units granted to him under this Agreement subject to all provisions of the Plan and this Agreement; (c) represents and warrants to the Company that he is acquiring the Performance Units and the underlying Common Shares for his own account, for investment, and not with a view to or any present intention of selling or distributing the Performance Units either now or at any specific or determinable future time or period or upon the occurrence or nonoccurrence of any predetermined or reasonably foreseeable event; and (d) agrees that no transfer of the Common Shares acquired upon conversion of the Performance Units will be made unless the Common Shares have been duly registered under all applicable Federal and state securities laws pursuant to a then-effective registration which contemplates the proposed transfer or unless the Company has received the written opinion of, or satisfactory to, its legal counsel that the proposed transfer is exempt from such registration:

                                   -----------------------------------
                                   Grantee's Signature

                                   -----------------------------------
                                   Grantee's Social Security Number